SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2003 (Date of earliest event reported)

U S Liquids Inc. (Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500 Registrant’s telephone number, including area code

Item 5.  Other Events and Regulation FD Disclosure.

     On December 12, 2003, U S Liquids Inc. issued a press release announcing that its common stock has begun trading on the over the counter “Pink Sheets” under the symbol “USLQ.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of U S Liquids Inc., dated December 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: December 15, 2003	By:	/s/ William M. DeArman William M. DeArman, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of U S Liquids Inc., dated December 12, 2003.